Exhibit 99.1

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EXECUTIVE SUMMARY

Third Party Due Diligence Review

October 21, 2026

MFA 2026-RTL1

Overview

Consolidated Analytics, Inc. a third-party due diligence provider, performed the review described below on behalf of its client, Lima One Capital, LLC. The review included a total of 403 business purpose, residential mortgage loans, in connection with the securitization identified as MFA 2026-RTL1 (the “Securitization”). The review began in March of 2025, and concluded in August of 2026.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to assess conformity with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

(a)	Credit Documentation: A review of the documentation underlying the credit decision was performed to determine sufficiency for consideration in the Credit Review. The Credit Documentation review consisted of the following:

o	Loan Application: Complete loan application is present in the loan file for all borrowers/guarantors,

o	Credit Report: Credit Report in file for all borrowers and meets guideline seasoning requirements and contains OFAC clearance

o	Asset Documentation: Confirmation of presence of asset documentation requirements relative to loan type and guideline requirements for verification of closing funds and reserves.

o	Borrower/Guarantor Identification: Verify that the file contains a copy of a government issued identification verification for each borrower (i.e. driver’s license, state ID, passport)

o	Insurance Certificate: Verify that the loan file contains a copy of the hazard insurance certificate for each subject property and that flood insurance is also documented when required.

o	Property Valuation: For each property, confirm the presence of a complete appraisal report and supporting secondary independent estimate of value. For the purposes of qualification, Client ascertained internal valuations that did not adhere to USPAP or FIRREA standards to qualify Loan-to-Value ratios as described in Subsection C.

o	Commercial Borrower Organizing Documentation: Confirm the presence a of an Operating Agreement, Bylaws, related amendments and filings or other organizing and operating documentation relative to the commercial borrower entity.

o	Articles of Incorporation/Certificate of Formation: Confirm that each loan file contains a copy of the Articles of Incorporation establishing registration within the state of operation.

o	Certificate of Good Standing: Confirm that each borrowing entity is active in the state of registration by confirming the presence of a web print out or certification of good standing for the state is in the file.

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o	Borrower Authority / Consent of Members: Confirm that the loan file contains evidence that the individual executing the loan agreements has signing authority on behalf of the borrowing entity.
o	Rehabilitation Budget: As applicable based on loan type, confirm the presence of a rehabilitation budget in the mortgage loan file
o	Feasibility Study: As applicable based on loan type, confirm the presence of a feasibility study in the mortgage loan file

(b)	Legal Documentation: A review of the documentation required to secure the lender’s interest in the loan and the borrower(s)’ obligations thereunder was conducted with the purpose of validating their presence in the mortgage loan file and sufficiency of execution:

o	Note/Loan Agreement/Security Instrument/Extension: Verification of the presence of the note, loan agreement or security instrument as applicable and that the agreement is properly executed by all parties. Confirm that all applicable allonges or addenda to the note are evidenced in the loan file and duly executed by all responsible parties. If the subject loan has reached or is nearing maturity confirm that an extension agreement is present and duly executed by all required parties
o	Mortgage/Deed of Trust/Assignment of Rents: Verify that a mortgage or deed of trust is in file and is duly executed and notarized and that it contains all applicable riders including an assignment of rents.
o	Power of Attorney: If closing docs are executed by a POA confirm that the POA complies with all applicable underwriting and legal requirements including those for timing, form, authority and execution.
o	Personal Guaranty: Verify that the requisite individual ownership percentage of a commercial entity borrower as stipulated within Client or lender underwriting guidelines has provided a personal guaranty for the loan.
o	Affidavit of Commercial Purpose/Occupancy Certification: Verify that each file contains a borrower statement verifying that the loan is for commercial purpose and that each subject property will not be owner occupied.
o	Title Policy: Confirmation that the file contains evidence of title insurance and that the title is free from material defects that could affect lien position.
o	Deed for Conveyance of Title: Confirm that the applicable Grant or Warranty Deed is evidenced in the loan file and properly conveys interest in the subject property
o	Purchase Contract: If applicable, confirm the presence of a valid and executed Purchase and Sale Agreement along with any counter offers and modified terms of sale
o	Settlement Statement: As applicable based on loan type and origination date, confirm the presence of a final settlement statement in the mortgage loan file

(c)	Guidelines: The underwriting guidelines as specified by Client served as the criteria under which each loan qualification review took place. Qualification criteria includes:

o	Borrower/Guarantor Eligibility: Review each borrower to ensure that they meet eligibility requirements of underwriting guidelines
o	Assets: Validate that the mortgage loan file contains adequately qualified verification of assets to meet underwriting standards based on guideline eligibility requirements. For all loans in the population, required asset qualification was determined using an internal process.
o	Credit History: Review the borrower credit reports and any supplemental credit history documentation to verify whether the borrower met guideline requirements.

1 MacArthur Place - Suite 100 Santa Ana, CA 92707 800.320.9490 ConsolidatedAnalytics.com

o	Credit Scores: Review each borrower/guarantor credit report to validate that the credit score used in qualification is accurate and whether it meets minimum loan qualification and underwriting standards as specified in the underwriting guidelines.

o	Occupancy: Confirm that the occupancy of each subject property used for qualification of the loan is accurate and compliant with guideline requirements. Confirm that the borrower has executed an affidavit of commercial/business purpose and that no other documentation that shows each subject property might be a primary residence.

o	Loan-to-Value Ratios: Recalculate the Loan-to-Value Ratio utilizing the Purchase Contract, Property Valuations and/or Loan Agreements to determine whether initial, as-is and as-repaired LTV and CLTV meet loan qualification based on the calculation methods set forth in underwriting guidelines. The Loan-to-Value ratios were ascertained using internal qualifying values despite the presence of an appraisal conducted by a third-party. These internal valuations did not adhere to USPAP or FIRREA standards.

o	Loan-to-Cost Ratios: Recalculate the Loan-to-Cost Ratio utilizing the Purchase Contract and Settlement Statement to determine whether LTC meets loan qualification based on the calculation methods set forth in underwriting guidelines.

o	Insurance: Confirm the adequacy of hazard insurance coverage and, if required based on flood zone, confirm the presence and adequacy of flood insurance coverage and premiums.

o	Compensating Factors: Review and validate any compensating factors used in the qualification of the loan and in consideration of loan level underwriting guideline exceptions.

o	Letters of Explanation: Confirm the presence of Letters of Explanation (LOX) where required per underwriting guidelines and that each such LOX adequately addresses the eligibility scenario under question.

o	Exception Approvals: Confirm that any exceptions to underwriting guidelines and/or investor guideline overlays were fully documented, properly approved, and supported.

o	Misrepresentation / Fraud Review: Validate that an independent third-party fraud report was obtained for each guarantor when required by underwriting guidelines and that red flags on third party fraud reports have been reviewed.

o	Experience: For all loans in the population, experience was stated by Client

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review the original appraisal and all additional property valuation documentation to determine whether source, format and type meet program and guideline eligibility requirements.

b.	Confirm that the property type is an eligible property type per program standards and underwriting guidelines.

c.	Confirm that property standards conform to underwriting guidelines requirements.

d.	Review and determine whether the appraisal was performed on appropriate form that meets program and guideline eligibility requirements

e.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

1 MacArthur Place - Suite 100 Santa Ana, CA 92707 800.320.9490 ConsolidatedAnalytics.com

For loans reviewed in a post-close valuation review (403 loans consisting of 713 individual properties), the origination value was based on the following products:

Primary Valuation Product	Count
1004	519
1025	34
1073 Narrative	26 134
Totals:	713

Of the 403 loans reviewed, 344 are single-property loans, 11 are 2-property loans, 9 are 3-property loans, 14 are 4-property loans, 2 are 5-property loans, 5 are 6-property loans, 4 are 7-property loans, 5 are 8-property loans, 1 is a 9-property loan, 2 are 10-property loans, 1 is an 11-property loan, 1 is a 13-property loan, 1 is a 14-property loan, 1 is an 18-property loan, 1 is a 31-property loan and 1 is a 40-property loan.

Of the 713 properties, 681 properties were supported by a Desk Review and 32 properties were supported by a BPO.

In summary, the final secondary property valuation by product is as follows:

Primary Valuation Product	Count
Desk Review BPO	681 32
Totals:	713

1 MacArthur Place - Suite 100 Santa Ana, CA 92707 800.320.9490 ConsolidatedAnalytics.com

Summary of Results

Final Loan Grades

Overall Grades
Grade	Number of Mortgage Loans	% of Mortgage Loans (by loan count)	Original Principal Balance	% of Mortgage Loans (by aggregate original principal balance)	Unpaid Principal Balance	% of Mortgage Loans (by aggregate unpaid principal balance)
A	272	67.49%	$209,120,248.00	62.82%	$137,125,939.02	63.91%
B	131	32.51%	$123,758,042.00	37.18%	$77,441,376.56	36.09%
C	0	0.00%	$0.00	0.00%	$0.00	0.00%
D	0	0.00%	$0.00	0.00%	$0.00	0.00%
Totals	403	100.00%	$332,878,290.00	100.00%	$214,567,315.58	100.00%

Credit Grades
Grade	Number of Mortgage Loans	% of Mortgage Loans (by loan count)	Original Principal Balance	% of Mortgage Loans (by aggregate original principal balance)	Unpaid Principal Balance	% of Mortgage Loans (by aggregate unpaid principal balance)
A	288	71.46%	$217,436,608.00	65.32%	$144,931,136.02	67.55%
B	115	28.54%	$115,441,682.00	34.68%	$69,636,179.56	32.45%
C	0	0.00%	$0.00	0.00%	$0.00	0.00%
D	0	0.00%	$0.00	0.00%	$0.00	0.00%
Totals	403	100.00%	$332,878,290.00	100.00%	$214,567,315.58	100.00%

Valuation Grades
Grade	Number of Mortgage Loans	% of Mortgage Loans (by loan count)	Original Principal Balance	% of Mortgage Loans (by aggregate original principal balance)	Unpaid Principal Balance	% of Mortgage Loans (by aggregate unpaid principal balance)
A	376	93.30%	$310,460,274.00	93.27%	$195,852,444.58	91.28%
B	27	6.70%	$22,418,016.00	6.73%	$18,714,871.00	8.72%
C	0	0.00%	$0.00	0.00%	$0.00	0.00%
D	0	0.00%	$0.00	0.00%	$0.00	0.00%
Totals	403	100.00%	$332,878,290.00	100.00%	$214,567,315.58	100.00%

1 MacArthur Place - Suite 100 Santa Ana, CA 92707 800.320.9490 ConsolidatedAnalytics.com

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Credit Grade of “B” and a Property Grade of “A” would receive an overall Loan Grade of “B”).

CATEGORY	GRADE	FINDING DESCRIPTION	COUNT
CREDIT	B	Excessive As-Is LTV/ARLTV/LTC	34
		Builder’s Risk Missing or Defective	29
		General Eligibility	17
		Settlement Statement Missing/ Defective	11
		Borrower Requirements not met	10
		Experience Documentation Missing or Defective	10
		Assets Missing or Defective	9
		Minimum FICO Not Met	7
		Credit Eligibility	6
		Background Report Missing or Defective	5
		Project Documentation Missing or Defective	2
		Total Credit B Grade Findings:	140
		Total Credit Findings:	140

CATEGORY	GRADE	FINDING DESCRIPTION	COUNT
PROPERTY	B	Appraisal Documentation Missing or Defective	16
		Ineligible Property	13
		Total Property B Grade Findings:	29
		Total Property Findings:	29